SUPPLEMENT TO THE FIDELITY CAPITAL & INCOME FUND AND FIDELITY HIGH INCOME FUND JUNE 26, 1998 PROSPECTUS

       SHAREHOLDER MEETING.    On or about April 14, 1999, a meeting
of the shareholders of Fidelity High Income Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on February 16, 1999 are entitled to vote at the meeting. Included in the proposed management contract modifications is a proposal to revise the fund's current "all-inclusive" management fee structure to a "group fee" management fee structure that is standard for other comparable Fidelity bond funds. The proposed contract modifications also include a proposal to allow Fidelity Management & Research Company and the trust, on behalf of the fund, to modify its management contract subject to the requirements of the Investment Company Act of 1940.

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.

The following information supplements information found under the heading "FMR and Its Affiliates" in "The Funds in Detail" section beginning on page 11:

In August 1998, the NGC Asbestos Diseases and Property Damage Settlement Trust commenced an action in the state District Court of Dallas County, Texas, against FMR and other unrelated parties. The complaint alleges that during the reorganization of National Gypsum Company, the defendants (including FMR acting on behalf of Capital & Income and another Fidelity fund) failed to disclose information material to the valuation of the reorganized entity. The complaint seeks actual and punitive damages, plus costs and interest, and the imposition of a constructive trust. FMR denies the allegations and intends to defend the lawsuit vigorously.